UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2006

Erie Family Life Insurance Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	2-39458	25-1186315
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	8148702000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 24, 2006 Erie Family Life Insurance Company issued a press release announcing the approval to expand its Board of Directors and the nominations to fill the two additional seats. A copy of the press release is attached hereto and is incorporated herein by reference as Exhibit 99.1.

Also in its February 24, 2006 press release, it was announced that the Board of Directors of Erie Family Life Insurance Company voted to maintain the regular quarterly dividend paid to shareholders. A copy of the press release is attached hereto and is incorporated by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Family Life Insurance Company

February 27, 2006	By:	Philip A. Garcia

Name: Philip A. Garcia
Title: Senior Executive Vice President and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release